Exhibit 99.1

The Marygold Companies, Inc. Announces Proposed Public Offering of Common Stock

SAN CLEMENTE, Calif., January 24, 2025–(BUSINESS WIRE)–The Marygold Companies, Inc. (“TMC,” or the “Company”) (NYSE American: MGLD), a diversified global holding company, today announced that it has commenced an underwritten public offering of shares of its common stock. All of the shares of common stock to be sold in the proposed offering will be sold by Marygold. In addition, Marygold intends to grant the underwriter in the offering a 45-day option to purchase up to an additional 15% of the shares of common stock offered in the offering at the public offering price, less underwriting discounts and commissions. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Maxim Group LLC is acting as the sole book-running manager for the proposed offering.

Marygold intends to use the net proceeds of this offering to retire or reduce debt, make further capital contributions to our Marygold & Co. subsidiaries in the U.S. and the U.K. and for general working capital and corporate purposes.

The public offering is being made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-283898), previously filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 18, 2024, and declared effective on December 27, 2024. The shares may be offered only by means of a prospectus. A preliminary prospectus supplement and the accompanying prospectus relating to and describing the terms of the public offering will be filed with the SEC and are available on the SEC’s website at www.sec.gov. When available, copies of the preliminary prospectus supplement and accompanying prospectus relating to the public offering may also be obtained by contacting Maxim Group LLC, at 300 Park Avenue, 16th Floor, New York, NY 10022, Attention: Prospectus Department, or by telephone at (212) 895-3745 or by email at syndicate@maximgrp.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About The Marygold Companies, Inc.

The Marygold Companies was founded in 1996 and repositioned as a global holding firm in 2015. The Company currently has operating subsidiaries in financial services, food manufacturing, printing, security systems and beauty products, under the trade names USCF Investments, Marygold & Co., Marygold & Co. Limited, Step By Step Financial Planners, Gourmet Foods, Printstock Products, Brigadier Security Systems and Original Sprout, respectively. Offices and manufacturing operations are in the U.S., New Zealand, U.K., and Canada. For more information, visit www.themarygoldcompanies.com.

Forward-Looking Statements

This press release contains forward-looking statements that are based on the Company’s beliefs and assumptions and on information currently available to the Company on the date of this press release. These forward-looking statements involve substantial risks and uncertainties. Any statements in this press release other than statements of historical fact, including statements about the Company’s future expectations, plans and prospects, constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements about the Company’s strategy, operations and future expectations and plans and prospects for the Company, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “goal,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s financial and operating results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements, including the factors discussed in the “Risk Factors” section contained in the quarterly and annual reports that the Company files with the Securities and Exchange Commission. Any forward-looking statement represents the Company’s views only as of the date of this press release. The Company anticipates that subsequent events and developments may cause its views to change. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law even if new information becomes available in the future.

Contacts:

Media and investors, for more Information, contact:

Roger S. Pondel

PondelWilkinson Inc.

310-279-5965

rpondel@pondel.com

Contact the Company:

David Neibert, Chief Operations Officer

949-429-5370

dneibert@themarygoldcompanies.com